Pricing Supplement No. 05 Dated February 7, 1997
(To Prospectus dated December 6, 1996 Files No. 33-63823 and File No. 333-15401) Filed Pursuant to: Rule 424 (b) (3)





                                 $500,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series F
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                          February 12, 1997

Maturity Date:                          February 12, 1999

Principal Amount:                       $20,000,000.00

Price to Public:                        100%

Interest Rate:                          6.18%

Interest Payment Dates:                 March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:               N/A

Optional Repayment Date:                N/A

Agent's Discount or Commission:         $50,000.00

Cusip Number:                           20033R EN 5